Exhibit 32.1

Certification of Periodic Report

I, Norman Schwartz, Chief Executive Officer of Bio-Rad Laboratories, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13 of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 28, 2007	/s/ Norman Schwartz
Norman Schwartz
Chief Executive Officer